UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2012

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 3, 2012, Consolidated Communications Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of SureWest Communications (“SureWest”).  This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the required financial statements and to present certain unaudited pro forma financial information in connection with the acquisition, which unaudited pro forma financial information is filed as an exhibit hereto.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The audited consolidated financial statements of SureWest as of and for the year ended December 31, 2011 contained in pages 59 through 100 of SureWest’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 0-29660), and the unaudited condensed consolidated financial statements of SureWest as of and for the quarter ended March 31, 2012 contained in pages 1 through 15 of SureWest’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 (File No. 0-29660), are incorporated herein by reference.

(b)                                 Pro forma financial information.

The unaudited pro forma condensed combined financial information relating to the Company’s acquisition of SureWest is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2012
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Unaudited Pro Forma Condensed Combined Financial Information.